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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report July 24, 2003
                                         -------------
                        (Date of earliest event reported)



                       PIONEER-STANDARD ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


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
                    Ohio                                (000-5734)                     34-0907152
--------------------------------------------  ------------------------------  -------------------------------
      (State or other jurisdiction of             (Commission File No.)             (I.R.S. Employer
               incorporation)                                                      Identification No.)
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
              6065 Parkland Boulevard, Mayfield Heights, Ohio                      44124
---------------------------------------------------------------------------  -----------------
                 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:                             (440) 720-8500
                                                                                --------------
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ITEM 9. REGULATION FD DISCLOSURE

On July 24, 2003, the Company issued a press release announcing its Fiscal 2004 first quarter ended June 30, 2003 results, which provided detail not included in previously issued reports. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.


On July 24, 2003, as previously announced, the Company held a conference call regarding its financial results for the fourth quarter ended March 31, 2003. An audio recording of the conference call can be accessed on the Company's website at www.pios.com.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PIONEER-STANDARD ELECTRONICS, INC.

                    By:  /s/  Steven M. Billick
                         -------------------------------------------------------
                         Steven M. Billick
                         Executive Vice President and Chief Financial Officer

Date: July 24, 2003



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                                  EXHIBIT INDEX

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EXHIBIT NO.                        DESCRIPTION                                  PAGE


99.1     Press Release issued by Pioneer-Standard Electronics, Inc.,              3
         dated July 24, 2003, announcing the Company's Fiscal 2004
         first quarter results.

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